Exhibit 99.1

© Copyright 2009 Bruker Corporation. All Rights Reserved. 1 Bruker Corporation (BRKR) Overview JPMorgan Non-Deal Roadshow New York, April 16, 2009 Frank Laukien, President & CEO William Knight, CFO Stacey Desrochers, Treasurer & IR Director

© Copyright 2009 Bruker Corporation. All Rights Reserved. 2 Bruker Corporation Safe Harbor Statement Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties, that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, and exposure to foreign currency fluctuations and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our recent Proxy Statements on Schedule 14A, our annual report on Form 10-K for the year ended December 31, 2008, our most recent quarterly reports on Form 10-Q and our current reports on Form 8-K. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Bruker Corporation Today:
Life Sciences & Analytical Scientific Instrumentation, Superconducting Wires & Devices

High-Performance Technology Platforms

Bruker AXS — **Materials Research & Elemental Analysis**

- X-ray Diffraction
- X-ray Crystallography
- X-ray Fluorescence
- EDS/EBSD, XRF Microanalysis
- OES & Combustion Analysis
- Atomic Force Microscopy

Bruker BioSpin — **Magnetic Resonance**

- NMR
- MRI
- EPR

Bruker Daltonics — **Life Science Mass Spec & CBRNE Detection**

- MALDI-TOF(/TOF)
- Ion Trap MS^n
- ESI-(Qq)-TOF
- FTMS
- GC/MS
- IMS
- FT-IR
- NAA

Bruker Optics — **Vibrational Spectroscopy**

- FT-IR & Microscopy
- FT-NIR
- Raman & Microscopy
- TD-NMR

Bruker Advanced Supercon — **Superconducting Magnets, Wires & Devices**

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

© Copyright 2009 Bruker Corporation. All Rights Reserved. 4 Global Company with Diversified Markets Excellent Reputation in High-Performance Scientific Instruments and Solutions Other Significant R&D, Production Sites Direct Sales Offices Major DE, CH & FR R&D and Production Sites Additional distributors around the world Headquarters Markets: • Life science & Clinical Research • Pharma & Biotech • Materials Research & Nanotech • Food & Environmental • Quality & Process Control • Homeland Security & Forensics

© Copyright 2009 Bruker Corporation. All Rights Reserved. 5 Breakdown of 2008 Revenue Bruker Can Weather a Severe Recession Pharma Biotech IVD Companies 12% Government 11% Industrial & Applied Markets 20% Academia, Medical Schools & Non-profit 57% 2008 Annual Revenue: $1.1 Billion Revenue by Customers Stimulus funding and supplementary budgets can cushion recession and may provide upside for Bruker.

© Copyright 2009 Bruker Corporation. All Rights Reserved. 6 Growth and Margins Key Financials & Revenue Growth BRKR 2008 Financials (see appendix for non-GAAP reconciliation) • Revenue $1.1B ($1.03B in 2007) • 7% GAAP growth (3% FX-adjusted) • Adj. EBITDA $170M ($196M in 2008) • Non-GAAP EPS $0.47 ($0.66 in 2007) • Operating Cash Flow $106.9M ($107.6M in 2007) • 12/31/08: Net Debt $56.1M BRKR 2009 Goals • FX-adjusted low single digit % decline or flat revenue • Improved non-GAAP operating margin and EPS • Positive net cash position before 12/31/09 Q1-09 Financial Results expected in late April 2009. Preliminary Revenue Flash Expectations for Q1-09 (unaudited, subject to change): • GAAP: single digit revenue decline • FX-adjusted: low single digit revenue increase $1,032 $1,107 0.0 200.0 400.0 600.0 800.0 1,000.0 1,200.0 FY07 FY08 Revenue

© Copyright 2009 Bruker Corporation. All Rights Reserved. 7 Growth and Margins Profitability & Margin Opportunities (see appendix for non-GAAP reconciliation) • Bruker BioSpin and Bruker Optics are the two oldest, by now market-leading, and quite profitable Bruker divisions. They strive for incremental margin improvements and operational excellence for further improvements in balance sheet metrics and cash flow. • Newer Bruker Daltonics, Bruker AXS and Bruker Advanced Supercon divisions are still developing complete IP, technology base and product lines, are investing in complete commercial organizations, and are pursuing market-share gains in their respective markets. These businesses still require some investments and will need some time to fully grow into their longer-term financial business models. • Good margin progress in 2005-2007 at BRKR, slight set-back in 2008 • FY08 operating margin not satisfactory: 10.5% (excl. acquisition & restructuring exp.) cost-cutting & tax initiatives for margin expansion: more than $15M p.a. • Gross margins FY08: 45.6% (vs. FY07 of 46.1%), numerous RTC, other initiatives medium-term goal is GM of >50% • Strong R&D investment in FY08: 12.1% to capitalize on significant opportunities medium-term goal: 10% • Opportunities to leverage FY08 S,G&A of 23.0% medium-term goal: 20-22%

© Copyright 2009 Bruker Corporation. All Rights Reserved. 8 1. Bruker makes major, long-term investments for quantum leaps in technology and capabilities • Leadership in innovation, major investment in R&D • Leading market positions in key segments 2. Bruker is a fast growing company with high margin goals • Global distribution, attractive markets, excellent Bruker brand • Fast organic growth, disciplined M&A, margin expansion 3. Bruker is investing heavily in new break-out opportunities for fast growth and high margins • Molecular Research in Chemistry & Proteomics • Materials Research and Nanotechnology • CBRNE Detection for Homeland Security • Superconductors, Magnets and HTS Devices • Molecular Imaging & Next-gen Protein Sequencing Bruker’s Philosophy and Vision: Leadership in High-Performance Scientific Instruments & Analytical Solutions

Quantum Jumps in Performance
Bruker BioSpin's Global Technology and Market Leadership in NMR Spectroscopy

BRUKER

- November 2008: Saudi KAUST order of 10 NMR systems for ~$20M
- 2 New High Field NMR Magnet introductions at ENC 2009
  - world's highest field, actively shielded wide bore magnet ***900 MHz WB US²***
  - world's highest field, actively shield standard bore compact single-story magnet ***850 MHz US Plus™***


BRUKER
ULTRASHIELD™ PLUS
850

NEW-2009
850 MHz US Plus™


BRUKER
900 WB
US²

NEW-2009
900 MHz WB US²

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

Quantum Jumps in Performance

World's First Solid State DNP-NMR Spectrometer with >50x Signal Enhancement Factor!

- **World's first Commercial** solid state Dynamic Nuclear Polarization (DNP)-NMR spectrometer, co-developed with MIT
- Polarization enhancement yields factor 50-150 gain in sensitivity for Solid State NMR!
- Proprietary 263 GHz 50 Watt microwave source (Bruker gyrotron)
- Available as Avance III 400WB DNP – NMR system for approx. $1.5M


ULTRASHIELD
400WB PLUS

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

Quantum Jumps in Performance

Bruker BioSpin's Global Technology and Market Leadership in Research MRI

BRUKER

- Pioneered actively-shielded, refrigerated superconducting pre-clinical MRI magnets
- Collaboration with Siemens Medical on ClinScan™ pre-clinical MRI system
- Pioneered cryogenic MRI coils for major sensitivity boost
- MRI MicroCryoProbe won 2008 R&D 100 Award
- 2009: entering market ultra-high field MRI magnets as OEM supplier with actively-shielded 7T wholebody magnet


PharmaScan 7T





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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

Quantum Jumps in Performance
Revolution in Mass Spectrometry
maXis™ UHR-TOF launched at ASMS 2008

Bruker has 'rewritten the book' with UHR-TOF technology

- Ultra-high resolution 40-60k
- Broad mass range and high mass
- Mass accuracy in MS & MS/MS <1ppm
- High speed at 20 full spectra/sec
- Isotopic fidelity for molecular formulae

... simultaneously! (not possible with any other MS)

- **Excellent market reaction and orders**
- **Successful installations**


maXis

University of Illinois



Vanderbilt University



Queensland Institute (QIMR)

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

Quantum Jumps in Performance

X-ray Revolution: Superior Detection Limits with Proprietary XFlash® SDD in Various New XRF Systems

PITTCON 2008
Editor's Bronze Award Winner

S2 PICOFOX

TXRF for Trace Analysis


S2 PICOFOX

NEW-2009

S1 TURBO^{SD}

Handheld XRF





2008

5000 Series

EDS Microanalysis


M1 MISTRAL

NEW-2009

M Series µXRF

X-ray microscopes with 'crosshair' for exact localization

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

© Copyright 2009 Bruker Corporation. All Rights Reserved. 14 Quantum Jumps in Performance X-ray Revolution: Unique, High-Performance Systems for Broader Markets and New Users 2008 PITTCON Editor’s Gold and R&D 100 Award Winner SMART X2S World’s First Fully Automated Molecular Structure Machine NEW-2009 S8 LION Simultaneous WD-XRF Spectrometer for Quality and Process Control NEW-2009 D2 PHASER World’s Fastest & Most Powerful Benchtop XRD Powder Diffraction

New Opportunities:
Bruker Acquires Atomic Force Microscopy (AFM) Company in August 2008 for Nanotechnology

BRUKER

- Well-established method for ultra-high spatial resolution surface imaging
- Materials research applications like semiconductors, data storage, electronic materials, and solar cells
- Annual revenue ~$3M, expected to grow with Bruker AXS global distribution and service
- The global AFM/SPM market had an estimated market size of >$250 million



NANOStation II combines AFM and OM in a very compact set-up

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

© Copyright 2009 Bruker Corporation. All Rights Reserved. 16 New Opportunities: Bruker Detection Division in CBRNE Detection for Defense and Homeland Security • New IMS explosives detection products launched in 2009 • Large Opportunity in CWA/TIC Facilities Monitoring (DHS Phase III) NEW: DEtector™ Drugs and Explosives detection RAID-M Portable IMS for CWAs and TICs gas/vapor detection HAWK FR Stand-off detector for chemical cloud detection Mobile-IR Portable FT-IR identification of Unknown powders/chemicals

New Opportunities:
Bruker Advanced Supercon Business Superconducting Wire, Magnets & Devices

- Advanced low-temperature superconducting (LTS) wires for clinical MRI, NMR, EPR and FTMS magnets
- LTS wires for magnets used in physics accelerators or nuclear fusion projects
- Medium-temperature superconductors (MTS) MgB2 wires for future cryofree MRI magnets
- 1G BSCCO and 2G YBCO high-temperature superconductors (HTS) and cables
- Next-generation industrial magnets: partnerships for HTS industrial motors & generators
- HTS Devices, e.g. new Superconducting Fault Current Limiters (SFCL) for energy grid stabilization, high-energy HTS Current Leads (CL), SMES, etc.





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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

New Opportunities:
Bruker Advanced Supercon Business Superconductors and Supercon Devices

BRUKER

March 2009: Bruker and Nexans Successfully Complete EU Superconducting Cable Project

- Bruker is developing more efficient, flexible and reliable energy technologies
- Euro 5.2M HTS 'Super 3C' cable project met targeted power transmission specifications



Assembled Super 3C cable system

April 2009: Bruker Acquires ACCEL Research Instruments Business from Varian Medical

- ACCEL specializes in superconducting coils for crystal growth magnets, RF cavities, RF modules for linear accelerators, synchrotron beamlines, HTS devices
- Acquisition Transforms Bruker Advanced Supercon Business into Global Leader in Superconducting Wires & Devices
- Advanced Technologies for Alternative Energy Research and Next-Generation Energy Infrastructure

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

New Opportunities:
MALDI-TOF MS Based Edmass™ Solution Next-Gen Protein Sequencing!

BRUKER

- MALDI In-Source-Decay Mass Spectrometry
- A single Edmass™ spectrum can provides for sequence calls of >80 a.a. residues in seconds
- Both N- and C-terminals can be assigned using T3-sequencing on Bruker MALDI TOF/TOF
- Unmatched analysis speed
- Overcomes other shortcomings of Edman
- 2009 ABRF Study supports MALDI ISD and T3-sequencing as likely next-gen protein sequencing method to replace obsolete Edman sequencing





Edmass™ micro

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

© Copyright 2009 Bruker Corporation. All Rights Reserved. 20 New Opportunities: Complete Molecular Confidence™ Integrated Solution for Chemistry & Metabolomics Integrated Sample Submission and Tracking NMR and Exact Mass MS Molecular Profile Report Additional Techniques: SCD, FT-IR • a major step towards automated molecular formula determination and structure verification - only from Bruker

© Copyright 2009 Bruker Corporation. All Rights Reserved. 21 New Opportunities: Japan National Police Agency (NPA) Order for 51 Mass Spectrometers for Forensics • In late 2008, the Japanese National Police Agency (NPA) signed a $12M contract (from supplementary budget) for 51 Bruker micrOTOF II ESI-TOF mass spectrometers for: Exact Mass Analysis and Automated Molecular Formula Determination in: • drugs/metabolites in urine • food safety analysis • forensic toxicology • environmental testing microTOF II ESI TOF Mass Spec

New Opportunities:
Bruker MALDI Molecular Imager™ MALDI Tissue Imaging and Molecular Histology

Complete MALDI Molecular Imaging Solution:

- For proteins, peptides, lipids based on MALDI-TOF
- New: FTMS Imaging of drugs and metabolites in tissues at therapeutic dosing levels



ImagePrep™
Sampling Robot



MALDI-TOF (/TOF) or MALDI-FTMS with proprietary smartbeam™ laser



FlexImaging Software


Tumor type 1
Tumor type 2
2000

ClassImaging
Algorithms

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

www.bruker.com

© Copyright 2009 Bruker Corporation. All Rights Reserved. 24 Growth and Margins GAAP Reconciliation We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP Reconciliation of Operating Income 2008 2007 GAAP Operating Income (a) 108.2 $ 137.7 $ Adjustments: Bruker BioSpin Acquisition Related Charges (b) 6.2 7.4 Non-Cash Stock-Based Compensation Charges (c) 4.5 2.2 Restructuring Charges (e) 2.3 - Non-GAAP Operating Income 121.2 $ 147.3 $ Twelve Months Ended December 31,

© Copyright 2009 Bruker Corporation. All Rights Reserved. 25 Growth and Margins GAAP Reconciliation We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP Reconciliation of Net Income 2008 2007 GAAP Net Income (a) 64.9 $ 98.9 $ Adjustments: Bruker BioSpin Acquisition Related Charges, Net of Tax (b) 6.2 7.4 Non-Cash Stock-Based Compensation Charges, Net of Tax (c) 3.8 1.6 Restructuring Charges, Net of Tax (d) 3.0 - Non-GAAP Net Income 77.9 $ 107.9 $ Twelve Months Ended December 31,

© Copyright 2009 Bruker Corporation. All Rights Reserved. 26 Growth and Margins GAAP Reconciliation We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP Reconciliation of EPS 2008 2007 GAAP Diluted Earnings Per Share (a) 0.39 $ 0.60 $ Adjustments: Bruker BioSpin Acquisition Related Charges, Net of Tax (b) 0.04 0.05 Non-Cash Stock-Based Compensation Charges, Net of Tax (c) 0.02 0.01 Restructuring Charges, Net of Tax (d) 0.02 - Non-GAAP Diluted Earnings Per Share 0.47 $ 0.66 $ Weighted Average Diluted Shares Outstanding: 165.6 164.3 Twelve Months Ended December 31,

© Copyright 2009 Bruker Corporation. All Rights Reserved. 27 Growth and Margins GAAP Reconciliation We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP Reconciliation of EBITDA 2008 2007 GAAP Operating Income (a) 108.3 $ 139.1 $ Adjustments: Depreciation and Amortization 28.9 27.9 Write-down of Demonstration Inventory to Net Realizable Value 24.4 21.3 Bruker BioSpin Acquisition Related Charges (b) 6.2 7.4 Restructuring Charges (e) 2.3 0 Non-GAAP Diluted Earnings Per Share 170.1 $ 195.7 $ Twelve Months Ended December 31,

© Copyright 2009 Bruker Corporation. All Rights Reserved. 28 Growth and Margins GAAP Reconciliation (a) “GAAP” (Reported) results were determined in accordance with United States Generally Accepted Accounting Principles (GAAP). (b) Results in 2008 and 2007 include charges associated with the acquisition of the Bruker Biospin Group. Under US GAAP, this transaction was accounted for as an acquisition of businesses under common control, and as a result, all one-time transaction costs, including investment banking, legal and accounting fees, were expensed as incurred. (c) Results in 2008 and 2007 include charges associated with non-cash stock-based compensation. (d) Results in 2008 include restructuring charges, primarily associated with severance obligations due to headcount reductions. (e) Results in 2008 included in restructuring charges were one time additional German and Swiss income taxes of $1.7 million associated with the liquidation of a tax ineffective legal entity within the Bruker BioSpin segment.